SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 2000
                                                        -------------------

                   JUPITER MARINE INTERNATIONAL HOLDINGS, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                         0-26617                   65-0794113
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(State or other jurisdiction        (Commission File              (IRS Employer
 or incorporation)                      Number)              Identification No.)



              3391 S.E. 14th Avenue, Port Everglades, Florida 33316
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (954) 523-8985
                                                   --------------------

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          (Former name or former address, if changed since last report)





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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On August 31, 2000, the Company decided not to retain Keefe, McCullough & Co., LLP as independent auditors to perform the necessary audit for the fiscal year ended July 31, 2000.

         (b) During the two most recent fiscal years and interim period subsequent to July 31, 2000, there have been no disagreements with Keefe, McCullough & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         (c) The report of Keefe, McCullough & Co., LLP for the fiscal years ended July 31, 1998 and July 31, 1999 did not contain an adverse opinion, disclaimer of opinion, qualification, or modification as to audit scope or accounting principles. The reports did contain a modification as to an uncertainty relating to a going concern.

         (d) Keefe, McCullough & Co., LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Keefe, McCullough & Co., LLP and Keefe, McCullough & Co., LLP's letter to the Securities and Exchange Commission is included with this Form 8-K as an exhibit.

         (e) On August 31, 2000 the Board of Directors of the Company appointed BDO Seidman, LLP as independent auditors of the Company for the fiscal year ended July 31, 2000.

ITEM 5 - OTHER EVENTS

         None.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         ---------------------------------------------------------
                  EXHIBITS

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         (c)      Exhibits:

                  (1)      Letter of Keefe, McCullough & Co., LLP, pursuant to
Item 304(a)(3) of Regulation S-B.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JUPITER MARINE INTERNATIONAL
                                             HOLDINGS, INC.


                                             By:/s/Carl Herndon, Sr.
                                                -------------------------------
                                                   Carl Herndon, Sr., President

DATED: September 13, 2000

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